SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:     July 26, 2004
(Date of earliest event reported)

TERAYON COMMUNICATION SYSTEMS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	000-24647	77-0328533

(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

4988 Great America Parkway, Santa Clara, CA 95054
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:        (408) 235-5500

Item 12. Results of Operations and Financial Condition.
Item 7. Exhibits.
SIGNATURES
INDEX OF EXHIBITS
EXHIBIT 99.1
EXHIBIT 99.2

Item 12. Results of Operations and Financial Condition.

On July 26, 2004, the Company announced via press release the appointment of Jerry D. Chase as Chief Executive Officer and the Company’s financial results for the second quarter ended June 30, 2004. Copies of the Company’s press releases are attached hereto as Exhibit 99.1 and 99.2. This Form 8-K and the attached exhibits are furnished to, but not filed with, the Securities and Exchange Commission.

Item 7. Exhibits.

99.1    Terayon Announces Appointment of Jerry D. Chase as CEO
99.2    Terayon Reports Second Quarter 2004 Financial Results

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Terayon Communication Systems, Inc.
	By:	/s/ Arthur Taylor Arthur Taylor Chief Financial Officer
Date: July 26, 2004

INDEX OF EXHIBITS

99.1    Terayon Announces Appointment of Jerry D. Chase as CEO
99.2    Terayon Reports Second Quarter 2004 Financial Results